Exhibit 32.1

Certifications of Principal Executive Officer and Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), Terry Lingren, Chief Executive Officer (Principal Executive Officer) and John M. Philpott, Chief Financial Officer (Principal Financial and Accounting Officer) of Resonant Inc. (the “Company”), hereby certifies that, to the best of his knowledge:

1.                                      Our Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, to which this Certification is attached as Exhibit 32.1 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2015	/s/ Terry Lingren
Terry Lingren
Chief Executive Officer
(Principal Executive Officer)

/s/ John M. Philpott
John M. Philpott
Chief Financial Officer
(Principal Financial and Accounting Officer)